Exhibit 10.45


THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO AN EXEMPTION TO SUCH ACT.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH ANY STATE AUTHORITIES AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION PURSUANT TO PROVISIONS OF THE APPLICABLE CORPORATIONS CODE. THE RIGHTS OF THE HOLDER OF THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.



                                                                      Void after
                                                                  March 21, 2006

                           WARRANT TO PURCHASE SHARES
                                 OF COMMON STOCK

                                       OF

                                SPINE WAVE, INC.


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
              ----------------------------------------------------

                 THIS CERTIFIES THAT, for value received, PROTEIN POLYMER TECHNOLOGIES, INC., a Delaware corporation, together with its permitted successors and assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from Spine Wave, Inc., a Delaware corporation (the "Company"), 1,000,000 shares of the common stock, $0.001 par value per share ("Common Stock") of the Company, subject to adjustment pursuant to Section 4 below (the "Shares"), at a purchase price per share of $0.50, subject to adjustment pursuant to Section 4 below (the "Exercise Price"). This Warrant and any Warrant subsequently issued upon exchange or transfer hereof are hereinafter collectively called the "Warrant".

      Section 1. Definitions. As used herein, the following terms shall have the meanings set forth below:

                 "Expiration Date" shall mean the earlier to occur of: (a) March 21, 2006 or, if such date shall in New York, New York be a legal holiday or a day on which banks are required or authorized to close, the next following date that in New York, New York is not a legal holiday or a day on which banks are required or authorized to close, (b) immediately prior to the closing of the Company's first public offering of the Company's Common Stock (an "IPO"). At least thirty (30) days prior to the occurrence of an event specified in (b) above, the Company shall send the Holder notice of such event and that the Holder's rights under this Warrant shall terminate upon the occurrence of such event in order to allow the Holder an opportunity to exercise this Warrant and this Warrant shall terminate unless exercised immediately prior to an IPO.

      Section 2.   Exercise.

              2.1 Subject to the terms and conditions contained herein, this Warrant is exercisable with respect to any or all of the Shares, at the option of the Holder, at any time and from time to time at or prior to the Expiration Date, upon surrender of this Warrant to the Company together with (a) a duly completed (i) Notice of Exercise, in the form attached hereto as Exhibit A, or
(ii) Net Issue Election Notice, in the form attached hereto as Exhibit B and (b) payment of an amount equal to the Exercise Price multiplied by the number of Shares with respect to which this Warrant is being exercised as provided in
Section 2.2 below. If the Holder exercises this Warrant with respect to less than all of the Shares represented by this Warrant, the Company shall cancel this Warrant upon the surrender thereof and shall execute and deliver to the Holder a new Warrant for the balance of such Shares.

              2.2 Payment. Payment of the Exercise Price for the Shares with respect to which this Warrant is being exercised by the Holder shall be made, at the option of the Holder, (a) by delivery of cash payable by wire transfer of immediately available funds, (b) by the delivery of a cashier's check or certified check, (c) by net issue election as set forth in Section 2.3 below, or
(d) by any combination of (a) - (c).

              2.3 Net Issue Election. The Holder may elect to receive, without payment by the Holder of any additional consideration, shares of Common Stock equal to the value of the this Warrant or any portion thereof by the surrender of the Warrant to the Company, together with a duly completed Net Issue Election Notice, in the form attached hereto as Exhibit B, at the principal office of the Company, in which event the Company shall issue to the Holder such number of shares of Common Stock as is computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                           A

Where:

                   X = The number of shares of Common Stock to be issued to the
                       Holder pursuant to the issue election;

                   Y = The number of Shares in respect of which the net issue election is made;

                   A = The fair market value (as determined below) of one
                       share of the Common Stock at the time the net issue election is made;

                   B = The Exercise Price in effect under this Warrant as of
                       the date of the net issue election.

      For purposes of this Section 2, the fair market value of a share of Common Stock on the time that the issue election is made shall mean:

                   (a) If traded on a stock exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing selling prices of the Common Stock on the stock exchange determined by the Board to be the primary market for the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the date that the issue election is made, as such prices are officially quoted in the composite tape of transactions on such exchange;

                   (b) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices (or, if such information is available, the closing selling prices) of the Common Stock over the ten (10) trading day period (or such shorter period immediately following the closing of an initial public offering) ending on the date prior to the Conversion Date, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system, any successor system or any exchange on which it is listed, whichever is applicable; or

                   (c) If there is no public market for the Common Stock, then the fair market value shall be determined by the Board of Directors of the Company in good faith.

      Section 3. Limit on Rights of the Holder upon Exercise. The Holder acknowledges and agrees that upon the exercise of this Warrant in full or in part, the following provisions shall apply to the rights of the Holder as a holder of shares of Common Stock of the Company. This Section 3 shall survive any termination, expiration or exercise of this Warrant.

              3.1 Market Stand-Off Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, Purchaser shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for no more than (i) 180 days from the effective date of the first registration of the Company's securities, including securities to be sold on its behalf to the public in an underwritten offering and (ii) 90 days for the next two subsequent registration statement of the Company after the initial public offering; provided, however, that all executive officers, directors and two percent (2%) or greater stockholders of the Company must enter into similar lock-up agreements as well.

      Section 4. Adjustment of Exercise Price and Number of Shares. The Exercise Price and the number of Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as follows:

              4.1 Split, Subdivision or Combination. If the Company shall, at any time prior to the expiration of this Warrant, split, subdivide or combine the outstanding shares of Common Stock as to which the purchase rights under this Warrant exist, into a different number of shares of Common Stock, the Exercise Price hereunder shall be proportionally decreased and the number of shares which this Warrant is exercisable for shall be proportionally increased in the case of a split or subdivision and the Exercise Price will be proportionally increased and the number of shares which this Warrant is exercisable for shall be proportionally decreased in the case of a combination.

              4.2 Dividends. If the Company shall, at any time prior to the expiration of this Warrant, make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Exercise Price hereunder shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date.

              4.3 Reclassification or Reorganization. If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or a dividend provided for in Sections 4.1 and 4.2 above, or a Change of Control provided for in Section 4.4 below), then and in each such event the Holder shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of Common Stock issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change.

              4.4 In the case of (i) a consolidation or merger of the Company with and into another corporation or (ii) a sale of all or substantially all of the assets of the Company to another corporation (other than a subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 4) (an event covered in (i) and (ii) is referred to hereinafter as a "Change of Control"), then as a part of such merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon the exercise of this Warrant, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such reorganization, merger, consolidation or sale, to which a holder of the number of shares of Common Stock (or any shares of stock or other securities which may be) issuable upon the exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such merger, consolidation or sale.

              4.5 Notice of Adjustments and Record Dates. The Company shall promptly notify the Holder in writing of each adjustment or readjustment of the Exercise Price hereunder and the number of Shares issuable upon the exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which that adjustment or readjustment is based. In the event of any taking by the Company of a record of the holders of Common Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall notify the Holder in writing of such record date at least fifteen (15) days prior to the date specified therein.

              4.6 Issue Tax. The issuance of certificates for the Shares upon exercise of this Warrant shall be made without charge to Holder of this Warrant for any issuance tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of this Warrant.

              4.7 No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant. Without limiting the generality of the foregoing, the Company (a) shall at all times reserve and keep available a number of its authorized shares of Common Stock, free from all preemptive rights therein, which shall be sufficient to permit the exercise of this Warrant and (b) shall take all such action as may be necessary or appropriate in order that all Shares as may be issued pursuant to the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable.

              4.8 Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of a fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market price value of a Share by such fraction.

      Section 5. Replacement of Warrants. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense shall execute and deliver to the Holder, in lieu thereof, a new Warrant of like tenor.

      Section 6. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase the Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder as a stockholder of the Company.

      Section 7.   Representations and Warranties of the Holder.

              The Holder hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in issuing this Warrant to the Holder, as follows:

              7.1 Purchase Entirely for Own Account. By the Holder's execution of this Warrant, the Holder hereby confirms that this Warrant and the Shares issuable upon exercise of this Warrant (collectively, the "Securities") shall be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Holder represents that it has full power and authority to enter into this Warrant.

              7.2 Receipt of Information/Investment Experience. The Holder believes that it has received all the information necessary or appropriate for deciding whether to acquire the Securities. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to the Holder. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

              7.3 Ability To Bear Economic Risk. The Holder acknowledges that an investment in the Securities involves a high degree of risk, and represents that it is able without materially impairing its financial condition to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

              7.4 Restricted Securities. The Holder understands that the Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Holder represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

              7.5  Legends.

              The Holder understands that the certificates evidencing the Securities may bear one or all of the following legends and the Holder covenants that it will not transfer the Securities represented by any such certificate or document without complying with the restrictions on transfer described in the legends endorsed on such certificate or document:

                   (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN
                       REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH

                       REGISTRATION IS NOT REQUIRED OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

                   (b) Any legend required by the laws of any State.

                   (c) Any legend required to be placed on the Securities purchased by investors in any future sale or offering of any Securities.

      Section 8.   Miscellaneous.

              8.1  Limitations on Disposition.

                   (a) The Holder of this Warrant, by acceptance hereof, agrees to comply in all respects with the provisions of this Section 8.1. Without in any way limiting the representations set forth above, the Holder of this Warrant agrees not to make any disposition of this Warrant or any Shares, unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 8.1 and the other provisions of this Warrant as if such transferee were the original Holder hereof, provided and to the extent such provisions are then applicable, and:

                   (i) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                   (ii) (A) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and the Company has given its prior written consent, and (B) if requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of the Warrant and/or the Shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                   (b) Notwithstanding the provisions of paragraph (a) above,
(i) no such registration statement, prior consent or opinion of counsel shall be necessary for a transfer (A) by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or to the transfer by gift, will or intestate succession of any partner to his spouse or to the siblings, lineal descendants or ancestors of such partner or his spouse, or (B) by a Holder which is a corporation to an "affiliate" of the Holder as that term is defined in Rule 405 promulgated by the Securities and Exchange Commission under the Act, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if it were an original Holder hereunder, and (ii) no transferee shall be required, as a condition to any transfer of the Warrant or the Shares by the Holder, to agree to be bound by this Section 8.1, if the transferee is acquiring the Warrant and/or Shares pursuant to a Registration Statement under the Act or in a transaction made pursuant to Rule
144. Each new certificate evidencing the Warrant and/or Shares so transferred shall bear the appropriate restrictive legends, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for the Company, such legend is not required in order to establish or assist in compliance with any provisions of the Act or any applicable state securities laws.

              8.2 Titles and Subtitles. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

              8.3 Notices. Any notice required or permitted under this Warrant, except as otherwise expressly provided in this Warrant, shall be given in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or (ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties:

              Holder:   Protein Polymer Technologies, Inc.
                        ____________________________
                        ____________________________
                        ____________________________

              The Company:
                        Spine Wave, Inc.
                        12230 El Camino Real, Suite 300
                        San Diego, CA 92130
                        Attn:  President and Chief Executive Officer

              8.4 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

              8.5 Amendments and Waivers. This Warrant may be amended and the observance of any other term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

              8.6 Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

              8.7 Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

              This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



              Date: March __, 2002              SPINE WAVE, INC.,
                                                a Delaware corporation

                                                By:  /s/ Mark LoGuidice
                                                     ---------------------------
                                                     Mark LoGuidice, President
                                                     and Chief Executive Officer

              ACKNOWLEDGED AND AGREED:

              PROTEIN POLYMER TECHNOLOGIES, INC.

              By:  __________________________________
              Name (please print):___________________
              Title:    _____________________________

                                    EXHIBIT A
                                    ---------

                           FORM OF NOTICE OF EXERCISE



           The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, __________ shares of Common Stock of Spine Wave, Inc., a Delaware corporation and herewith makes payment of $__________ therefor and requests that the certificates for such shares be issued in the name of, and delivered to, ____________________, federal taxpayer identification number __________, whose address is
_____________________________________________.

           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the representations and warranties set forth in Section 7 of this Warrant are true and correct as of the date of this notice of exercise.

           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of, and delivered to, ____________________, federal taxpayer identification number __________, whose address is ____________________
_________________________.


Dated:____________


                                  ______________________________________________
                                  (Signature must conform to name of holder as specified on the face of the Warrant)

                                    EXHIBIT B
                                    ---------

                        FORM OF NET ISSUE ELECTION NOTICE
            (To be signed only on net issue exercise of the Warrant)



           The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant with respect to __________ shares of Common Stock of Spine Wave, Inc., a Delaware corporation, pursuant to the net issue election provisions set forth in Section 2.3 of the Warrant and requests that the certificates for the number of shares of Common Stock issuable pursuant to said Section 2.3 after application of the net issue election formula to such __________ shares be issued in the name of, and delivered to,
____________________, federal taxpayer identification number __________, whose address is __________________________________.

           In exercising this Warrant, the undersigned hereby confirms and acknowledges that the representations and warranties set forth in Section 7 of this Warrant are true and correct as of the date of this net issue election notice.

           Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of, and delivered to, ____________________, federal taxpayer identification number __________, whose address is
_____________________________________________.


Dated:___________________


                                  ______________________________________________
                                  (Signature must conform to name of holder as specified on the face of the Warrant)